UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement

PETROLIA ENERGY CORPORATION
(Name of Registrant As Specified In Its Charter)

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PETROLIA ENERGY CORPORATION
710 N. Post Oak Rd., Suite 512
Houston, Texas 77024
Telephone: (832) 941-0011

WE ARE NOT ASKING YOU FOR A PROXY AND
 YOU ARE REQUESTED NOT TO SEND US A PROXY
 THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.
Dear Stockholders:
We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock and Series A Convertible Preferred Stock of Petrolia Energy Corporation, a Texas corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.
The purpose of this Information Statement is to notify our stockholders that effective on                           , 2017, the holders of 61,525,340 shares of the Company’s common stock (voting 61,525,340 voting shares) and 273,090 shares of the Company’s Series A Convertible Preferred Stock (voting 3,935,000 voting shares (when taking into account a beneficial ownership and voting limitation associated with such Series A Convertible Preferred Stock as described in greater detail in the Information Statement below)), representing 57.6% of the outstanding common stock, 69.9% of the Company’s outstanding Series A Convertible Preferred Stock, and 65,460,340 total voting shares or 54.9% of the outstanding shares of the Company’s voting stock as of such date, executed a written consent in lieu of the a special meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on                          , 2017, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date:
●
the adoption of an amendment to the Petrolia Energy Corporation 2015 Stock Incentive Plan to (a)  increase by 36,000,000 to 40,000,000 the number of shares of common stock reserved for issuance under the plan; and (b) amend the definition of “Eligible Person” under the plan;

●
the filing of a Certificate of Amendment to the Company’s Certificate of Formation with the Secretary of State of Texas to (a) increase the number of authorized shares of common stock, par value $0.001 per share of the Company, to 400,000,000 shares of common stock; and (b) amend the par value of the Company’s preferred stock, from $0.10 per share to $0.001 per share; and

●
authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Certificate of Formation with the Secretary of State of Texas, in a ratio of between one-for-two and one-for-fifty, with the Company’s Board of Directors (the “Board”) having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its sole discretion, at any time before the earlier of (a) March 1, 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders;

This notice and the accompanying Information Statement are being made available on or about                ,2017 to all of our stockholders of record at the close of business on                     , 2017.
In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to stockholders, which we expect to be on or approximately                     , 2017.
The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish stockholder materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about                      , 2017 to our stockholders of record as of the close of business on                      , 2017. The notice contains instructions on how to access our Information Statement. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement or elect to receive your Information over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at https://www.iproxydirect.com/BBLS. This website also includes copies of the Information Statement. Stockholders may also request a copy of the Information Statement by contacting our main office at (832) 941-0011.
PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.
BY ORDER OF THE BOARD OF DIRECTORS:

Houston, Texas	/s/ Leo Womack
______________, 2017	Leo Womack
Chairman

INFORMATION STATEMENT
TABLE OF CONTENTS

Page No.
Certain Defined Terms Used Herein	1
Forward-Looking Statements	1
General Information	2
Amendment to the Company’s 2015 Stock Incentive Plan	4
Increase in Authorized Shares of Common Stock and Amendment to Par Value of Preferred Stock	10
Reverse Stock Split of Our Outstanding Common Stock in a Ratio of Between One-for-Two and One-for-Fifty	12
Security Ownership of Certain Beneficial Owners and Management	16
Dissenters’ Rights	19
Other Matters	19
Interests of Certain Persons in or Opposition to Matters Acted Upon	20
Expense of Information Statement	20
Delivery of Documents to Security Holders Sharing an Address	20
Stockholders Sharing the Same Last Name and Address	20
Where You Can Find More Information	20

Appendices:

Appendix A – Amended and Restated Petrolia Energy Corporation 2015 Stock Incentive Plan	A-1
Appendix B – Form of Certificate of Amendment to Certificate of Formation to Increase the Company’s Authorized Shares of Common Stock to 400,000,000 Shares and to amend the par value of the Preferred Stock to $0.001 per share
B-1
Appendix C – Form of Certificate of Amendment to Certificate of Formation to Affect Reverse Stock Split	C-1

CERTAIN DEFINED TERMS USED HEREIN

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Petrolia” and “Petrolia Energy Corporation” refer specifically to Petrolia Energy Corporation and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS
This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on April 17, 2017 (the “2017 10-K”).

PETROLIA ENERGY CORPORATION
710 N. Post Oak Rd., Suite 512
Houston, Texas 77024
Telephone: (832) 941-0011

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
 OF THE SECURITIES EXCHANGE ACT OF 1934
GENERAL INFORMATION
This Information Statement is being mailed on or about ___               , 2017 to the holders of record at the close of business on _________, 2017 (the “Record Date”) of shares of the common stock and Series A Convertible Preferred Stock of Petrolia Energy Corporation, a Texas corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:
●
the adoption of an amendment to the Petrolia Energy Corporation 2015 Stock Incentive Plan to (a) increase by 36,000,000 (to 40,000,000) the number of shares of common stock reserved for issuance under the plan; and (b) amend the definition of “Eligible Person” under the plan; and

●
the filing of a Certificate of Amendment to the Company’s Certificate of Formation with the Secretary of State of Texas to (a) increase the number of authorized shares of common stock, par value $0.001 per share of the Company, to 400,000,000 shares of common stock; and (b) amend the par value of the Company’s preferred stock, from $0.10 per share to $0.001 per share;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Certificate of Formation with the Secretary of State of Texas, in a ratio of between one-for-two and one-for-fifty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) March 1, 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders.

Each of our officers and directors, Quinten Beasley, Paul Deputy, Leo Womack, Joel Oppenheim, Zel C Khan, Lee Lytton, James E. Burns and Saleem Nizami, and certain entities which they own and control, who collectively own 61,525,340 shares of the Company’s common stock (voting 61,525,340 voting shares) and 273,090 shares of the Company’s Series A Convertible Preferred Stock (voting 3,935,000 voting shares (when taking into account the Beneficial Ownership Limitation described below under “Series A Convertible Preferred Stock Beneficial Ownership Limitation”, beginning on page [ ])), representing 57.6% of the outstanding common stock, 69.9% of the Company’s outstanding Series A Convertible Preferred Stock, and 65,460,340 total voting shares or 54.9% of the outstanding shares of the Company’s voting stock, have executed the Majority Stockholder Consent approving the actions described above.

Each of the actions described above, as approved by the majority stockholders pursuant to the Majority Stockholder Consent effective on _________, 2017, had previously been approved by the Board of Directors of the Company on                      , 2017, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by the Company’s Certificate of Formation and Section 6.202 of the Texas Business Organizations Code (the “Texas Law”). This Section and the Certificate of Formation allow the taking of action without holding a meeting, providing notice, or taking a vote if stockholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each stockholder entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken. According to Section 21.728(b)(1) of the Texas Law, an action by the stockholders on a matter other than the election of directors is approved if the affirmative vote of the holders of the majority of all outstanding shares entitled to vote on the action, approve such action. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company and did in fact obtain, the written consent of the majority stockholders to approve the actions described above, pursuant to the Majority Stockholder Consent.
This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective no earlier than forty (40) days after the date this Information Statement is first sent to stockholders, which we expect to be on or approximately _________, 2017. This Information Statement is being mailed on or about _________, 2017 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.
The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
Dissenters’ Right of Appraisal
No dissenters’ or appraisal rights under Texas Law are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.
Vote Required
The number of votes cast in favor of the actions described above had to represent a majority of all the outstanding shares entitled to vote on the actions. As of the Record Date, the Company had outstanding 106,854,886 shares of common stock, which each vote one (1) voting share on stockholder matters and 396,160 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”), which each vote that number of voting shares as equals the number of shares of common stock issuable upon conversion of the Series A Preferred Stock (currently 71.428571 shares of common stock for each share of Series A Preferred Stock), for an aggregate of 134,761,314 total voting shares, provided that as a result of the Beneficial Ownership Limitation, described above under “Series A Convertible Preferred Stock Beneficial Limitation”, below, the Series A Preferred Stock were only eligible to vote 12,335,000 total voting shares, for 119,189,886 total aggregate voting shares as of the Record Date. The majority stockholders voted 54.9% of our total voting shares as of the Record Date (as described above) via the Majority Stockholder Consent, to approve the actions described above.
Series A Convertible Preferred Stock Beneficial Ownership Limitation
The Company’s Series Convertible A Preferred Stock includes a blocker prohibiting the conversion of the Series A Convertible Preferred Stock into common stock of the Company, if upon such conversion/exercise the holder thereof would beneficially own more than 4.999% of the Company’s then outstanding common stock, provided such limitation does not apply in the event of an automatic conversion of the Series A Convertible Preferred Stock (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation also limits the voting rights of any holders of the Series A Convertible Preferred Stock. The Beneficial Ownership Limitation may be waived by any holder with 61 days prior written notice to the Company. As a result of the Beneficial Ownership Limitation, an aggregate of 218,000 shares of Series A Convertible Preferred Stock beneficially owned by Quinten Beasley, our Director, which convert into and would vote an aggregate of 15,571,428 shares of common stock and voting shares, respectively, absent the Beneficial Ownership Limitation, were not eligible to be voted for the matters described herein, and did not count in the number of aggregate voting shares outstanding as of the Record Date, as Mr. Beasley holds over 4.999% of our outstanding common stock prior to the conversion of, or voting rights associated with, the 218,000 shares of Series A Convertible Preferred Stock which he beneficially owns. Notwithstanding the above, Mr. Beasley voted the Series A Convertible Preferred Stock shares (but not the voting shares which they represent) in favor of the approval of the matters described herein.

AMENDMENT TO THE COMPANY’S 2015 STOCK INCENTIVE PLAN
The majority stockholders pursuant to the Majority Stockholder Consent, approved an amendment to our 2015 Stock Incentive Plan, to increase by 36,000,000 shares, to 40,000,000 shares, the number of shares of common stock available for awards under the 2015 Stock Incentive Plan (as amended, the “Plan”) and also amended the definition of “Eligible Person” under the plan to exclude “instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities”.
The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan, as amended and restated, which is included as Appendix A to this Information Statement.
General
On September 24, 2015, our Board adopted the Plan, and recommended that the adoption of the Plan be submitted for approval by our stockholders, which approval occurred on April 14, 2016. The Plan provides an opportunity for any employee, officer, director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.
Shares Available Under the Plan
Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company’s Common Stock, the maximum aggregate number of shares of Common Stock which may be issued pursuant to awards under the Plan was 4,000,000 prior to the adoption of the Majority Stockholder Consent, and is currently 40,000,000 shares.
If an award granted under the Plan entitles a holder to receive or purchase shares of our Common Stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Plan. As a result, the shares available for granting future awards under the Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Plan in connection with awards previously granted under such Plan will again be available for awards under the Plan as follows:
•
shares of our Common Stock delivered by a participant as full or partial payment to us of the purchase or exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award will again be available for awards other than incentive stock options; and

•
shares of our Common Stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

The shares available for awards under the Plan will be authorized but unissued shares of our Common Stock or shares acquired in the open market or otherwise.

Administration
The Company is the issuer (manager) of the Plan. The Plan is administered by either (a) the Compensation Committee of the Board, if any; or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

Eligibility
Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Plan. Incentive stock options may be granted under the Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the Plan.
Option Terms
Stock options may be granted by the Administrator and may be either non-qualified (nonstatutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s Common Stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s Common Stock on the date of grant.
The term of all stock options granted under the Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option provides the grantee the right to receive a number of shares of the Company’s Common Stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s Common Stock. The Administrator may also permit other ways for a grantee to pay the exercise price.
Options granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.
A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant nonstatutory stock options that are transferable to the extent provided in the applicable written agreement.
Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code.
Terms of Restricted Stock Awards and Stock Awards
The Administrator may issue shares of restricted stock under the Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s Common Stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.
The Administrator determines how any awards granted under the Plan will vest.
Additionally, Common Stock may be issued as stock awards or performance shares pursuant to the Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.
Rights to acquire shares of Common Stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of Common Stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares
The Administrator, in its sole discretion, may from time to time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of Common Stock.
Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.
In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.
The settlement of a performance share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.
Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a participant in settlement of any performance shares.
Tax Withholding Adjustments
To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.
Termination of Service
With respect to incentive stock options granted under the Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.
Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.
Duration; Amendment; Termination of the Plan
The Plan will automatically terminate on the 10th anniversary of original approval date of the Plan (September 24, 2025). However, prior to that date, the Company’s Board of Directors may amend or terminate the Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the numbers of shares of the Company’s Common Stock that can be awarded under the Plan. The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.
Our Board may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.
Effect of Certain Corporate Events
Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, the Administrator will adjust or substitute awards as it determines equitable.
Change in Control Treatment. Upon the occurrence of:
 (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;
 (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or
 (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);
and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.
Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
Incentive Stock Options
There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of Common Stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of Common Stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.
Non-statutory Stock Options and Restricted Stock Awards
Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.
There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.
With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.
Potential Limitation on Company Deductions
Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.
Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

How many securities have been granted pursuant to the Plan since its original approval?
A total of 300,000 shares of common stock have been issued under the Plan since approved by the Board of Directors.
Does the Company have any present plans to grant or issue securities pursuant to the Plan?
The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Administrator.
The Administrator may issue options, shares of restricted stock or other awards under the Plan for such consideration as determined in its sole discretion, subject to applicable law.
Reasons for and Purpose of the Amendment to the Plan
The reason for the amendment is solely to (a) increase the shares available for issuances under the Plan in order for us to be able to issue additional equity incentive compensation awards under the Plan for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business; and (b) amend the definition of “Eligible Person” under the Plan, to clarify that issuances of awards under the Plan cannot be made where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, consistent with applicable law.
The amendment increases the number of shares that may be granted during the life of the Plan from 4,000,000 to 40,000,000 shares.  The Company does not currently have any specific plans to issue or grant additional awards under the Plan, as amended. The amendment also effects the change to the definition of “Eligible Person” which is described above.
Amendment to the Plan
The majority stockholders approved an amendment to the introductory paragraph of Section 3.4 of the Plan such that the paragraph now provides in its entirety as follows:
“Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 40,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.”
Additionally, the definition of “Eligible Person” was amended to:
“Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.”
Other than Section 3.4 and the definition of “Eligible Person” all other sections of the Plan remain unchanged, other than Section 4.2, which relates to the maximum number of incentive stock options which may be issued under the Plan, which will be increased to 40,000,000 shares after the amendment of the Plan, compared to 4,000,000  shares prior to such amendment, to reflect the corresponding increase in the maximum aggregate number of shares which may be issued under the Plan as described above.
May awards under the Plan be modified after they are granted?
Yes, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the Plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. Upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Information Statement as Exhibit A.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND AMENDMENT TO PAR VALUE OF PREFERRED STOCK

Our Board and the majority stockholders, pursuant to the Majority Stockholder Consent, have approved an amendment to our Certificate of Formation, to (a) increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 150,000,000 to 400,000,000 shares; and (b) amend the par value of the Company’s preferred stock, from $0.10 per share to $0.001 per share, each to be effective upon the filing of a Certificate of Amendment to the Certificate of Formation with the Secretary of State of Texas. The form of Certificate of Amendment (the “Articles Amendment”) to be filed with the Secretary of State of Texas will be in substantially the form attached hereto as Appendix B.

Background and Reasons for the Articles Amendment

As of the Record Date, we had (i) 150,000,000 shares of Common Stock authorized, of which 106,854,886 shares were issued and outstanding; and (ii) 34,133,027 shares which were reserved for further issuance (as described below). The Articles of Amendment will increase the number of shares of Common Stock that the Company is authorized to issue from 150,000,000 to 400,000,000 shares. Management also believes that amending the par value of the Company’s preferred stock to be the same as the par value of the Company’s Common Stock, i.e., $0.001 par value per share, will be beneficial to the Company as it will simplify the record keeping and accounting for the Company’s securities. The par value of Common Stock, the number of authorized shares of preferred stock, and the prior designations of the preferred stock, will not be affected by the Articles Amendment.

SUMMARY OF OUTSTANDING CONVERTIBLE PREFERRED STOCK, WARRANTS AND OTHER CONVERTIBLE SECURITIES

Shares Outstanding upon Exercise of Warrants[1]	30,433,027
Shares issuable upon conversion of outstanding shares of Series A Convertible Preferred Stock	28,297,118
Shares available under the 2015 Stock Incentive Plan (as amended as provided above) for future issuance	39,700,000
Total Shares Issuable Upon Exercise and Conversion of Outstanding Preferred Stock, Warrants & Convertible Securities and Reserved for Issuance Under the 2015 Stock Incentive Plan, as Amended	98,430,145

1 Represents warrants held by various shareholders with a volume weighted average exercise price of $0.25 per share.

In addition to the foregoing, in our efforts to further our business, the Board may seek to complete additional financings or other transactions in the near future. At this time we do not have any definitive plans for such financings or additional transactions. However, if and when we do determine to pursue any additional financing or business transaction, having additional authorized capital available for issuance will provide us with flexibility and may allow such shares to be issued without the expense and delay of holding another shareholder meeting.

The Board believes that without the increase in the number of authorized shares of Common Stock, the Company’s ability to both satisfy its obligations to issue shares of Common Stock to seek additional equity or convertible debt financing as necessary, and to pursue additional business transactions which we believe will require us to issue additional shares of Common Stock, we will be severely limited.

Effects of the Increase in Number of Authorized Shares of Common Stock

The additional shares of Common Stock authorized pursuant to the Articles of Amendment will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Except for the shares issuable upon conversion and exercise of the convertible securities described in the table above, the Company does not currently have any definitive plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising additional working or investment capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, expanding the Company through the acquisition of properties, assets, other businesses or products.

The Articles of Amendment will not reduce the number of shares of our preferred stock authorized under our Certificate of Formation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise affect our designated series of preferred stock.
Future Dilutive Transactions

The management of the Company may consummate transactions having a potentially adverse impact upon the Company’s stockholders pursuant to the authority and discretion of the Company’s management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company’s securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations involving share issuances are in the discretion and business judgment of the Board in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

•	Significant dilution may occur due to the issuance of additional shares.

•	Control of the Company by stockholders may change due to new issuances.

•	The election of the Board could be dominated by new, large stockholders, effectively blocking current stockholders from electing directors.

•	Business plans and operations may change.

•	Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no definitive agreements have been entered into by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock in the future. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are often issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations to which such shares are subject.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We may also use the additional shares of Common Stock that will become available for issuance after the Articles of Amendment are filed to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Company to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The increase in authorized shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase in the number of authorized shares of Common Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increase in the number of authorized shares of Common Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the proposed increase in authorized shares of Common Stock with the intent that it be utilized as a type of anti-takeover device. The Certificate of Formation and Bylaws of the Company do not have any anti-takeover provisions.

Effect of Decrease in Par Value of Preferred Stock

The decrease in the par value of our preferred stock from $0.10 per share to $0.001 per share will increase our legal surplus available for dividends, distributions and other corporate purposes. It will also allow the Company to issue shares of preferred stock from time to time at prices below $0.10 per share (i.e., at prices as low as $0.001 per share), provided that the Company does not currently have any plans to issue shares of preferred stock.

No Appraisal Rights

Under Texas law, the Company’s stockholders are not entitled to appraisal rights with respect to the increase in the number of authorized shares of Common Stock.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK
IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-FIFTY

Our Board and the majority stockholders, pursuant to the Majority Stockholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-two and one-for-fifty (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) March 1, 2018; and (b) the date of our 2018 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.
The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:
●	listing standards under the NYSE American and Nasdaq Capital Market;
●	existing and expected marketability and liquidity of the Company’s common stock;
●	prevailing stock market conditions;
●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
●	the anticipated impact of the reverse split on our ability to raise additional financing;
●	business developments affecting the Company;
●	the Company’s actual or forecasted results of operations; and
●	the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $4.00 per share, which will allow us, subject to the Company meeting the other listing criteria, to uplist our common stock on the NYSE American or Nasdaq Capital Market. However, there can be no assurance that the Reverse Stock Split will result in our common stock trading above $3.00 per share for any significant period of time or that our common stock will be approved for listing on the NYSE American or Nasdaq Capital Market. If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Texas.
If our Board determines that affecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Certificate of Formation with the Secretary of State of the State of Texas. The form of the proposed amendment to our Certificate of Formation to affect the Reverse Stock Split is attached to this Information Statement as Appendix C (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock).
Purpose of the Reverse Stock Split
The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock in order for us to meet the required listing standards of the NYSE American or NASDAQ Capital Market, which require minimum closing prices of at least $3.00 per share.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.
Board Discretion to Implement the Reverse Stock Split
The Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NYSE American and NASDAQ Capital Market. Our Board will have sole discretion to elect, at any time before the earlier of (a) March 1, 2018; and (b) the date of our 2018 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.
Effect of the Reverse Stock Split
If implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-two and one-for-fifty.
Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or in connection with the rounding to 100 minimum shares, if implemented by the Company, as described below, the Reverse Stock Split will not:
●	affect any stockholder’s percentage ownership interest in us;
●	affect any stockholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any stockholder; or
●	alter the relative rights of stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between one and fifty;
●
the per share exercise or conversion price will be increased by a factor between one and fifty, and the number of shares issuable upon exercise or conversion, as applicable, shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock; and

●	the number of shares authorized and reserved for issuance under our existing equity compensation plans (including the Plan) will be reduced proportionately.

The following table contains approximate information relating to our common stock, our outstanding warrants and the amount outstanding under the Plan, under various exchange ratio options:

	Pre Reverse Split	1 for 10	1 for 25	1 for 50
Authorized Common Stock following the Articles of Amendment described above	400,000,000	400,000,000	400,000,000	400,000,000
Outstanding Common Stock	106,854,886	10,685,489	4,274,195	2,137,098
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	30,433,027	3,043,303	1,217,321	608,660
Reserved for issuance in connection with the conversion of our outstanding Series A Convertible Preferred Stock	28,297,118	2,829,712	1,131,885	565,942
Reserved for issuance under the Plans (not including shares already included in the rows above and assuming the increase in authorized Plan shares described above)	39,700,000	3,970,000	1,588,000	794,000
Shares available for future issuance	194,714,969	379,471,496	391,788,599	395,894,300

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.
Additionally, the below table sets forth (a) the weighted average exercise price of outstanding warrants, and (b) the conversion ratio of our Series A Convertible Preferred Stock, under various proposed exchange ratio options:

	Pre Reverse Split	1 for 10	1 for 25	1 for 50
Weighted Average Exercise Price of Outstanding Warrants	$0.25	$2.50	$6.25	$12.50
Conversion Ratio of Series A Convertible Preferred Stock (X-for-1)	71.428571	7.14286	2.85714	1.42815

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Certificate of Formation, as amended as described above, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock, except for adjusting the conversion ratio of such preferred stock.
Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.
Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares
Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-thirty split, and you held one hundred shares of our common stock immediately prior to the effective date of the Amendment, you would hold 4 shares of the Company’s common stock following the Reverse Stock Split. Separately, the Company reserves the right to round the shares of common stock held by any stockholder who holds in aggregate over 50, but less than 100 shares, after affecting the Reverse Stock Split, up to an aggregate of 100 shares.
Effective Time and Implementation of the Reverse Stock Split
The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Texas or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) March 1, 2018; and (b) the date of our 2018 annual meeting of stockholders.
As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.
Accounting Matters
The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.
No Appraisal Rights
Under the Texas Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.
Certain Risks Associated with the Reverse Stock Split
●
The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on August 31, 2017 of $0.10 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-30, there can be no assurance that the post-split trading price of the Company’s common stock would be $3.00, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●	Following the Reverse Stock Split, we may still not meet the application listing standards of the NYSE American or Nasdaq Capital Market.

●
Affecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely effected by the reduced number of shares outstanding after the Reverse Stock Split.

●
If a Reverse Stock Split is implemented by the Board, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company common stock.

Potential Anti-Takeover Effect
The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.
Federal Income Tax Consequences of the Reverse Stock Split
A summary of the federal income tax consequences of the Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.
●
We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split.

●
The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors and director nominees; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024.

Name	Number of Common Stock Shares		Percent of Common Stock (1)	Number of Series A Convertible Preferred Stock Shares	Percent of Series A Convertible Preferred Stock (2)	Total Voting Shares	Percent of Total Voting Shares (3)
Named Executive Officers and Directors
Quinten Beasley	58,983,225	(4)	49.95%	218,800	55.80%	47,763,225	40.07%
Paul Deputy	6,284,964	(5)	5.77%	4,400	1.13%	4,576,334	3.84%
Leo Womack	5,793,334	(6)	5.25%	8,400	2.15%	2,816,667	2.36%
Joel Oppenheim	5,805,000	(7)	5.31%	20,490	5.24%	4,733,571	3.97%
Zel C Khan	2,800,000	(8)	2.60%	-	0.00%	1,800,000	1.51%
Lee Lytton	2,736,800	(9)	2.51%	5,400	1.38%	1,049,114	0.88%
James E. Burns	1,670,000	(10)	1.56%	16,400	4.20%	2,621,429	2.20%
Saleem Nizami	650,000	(11)	0.61%	-	0.00%	100,000	0.08%
All Named Executive Officers and Directors as a Group (8 persons)	84,723,323		73.55%	273,090	69.90%	62,460,340	54.92%

5% Stockholders
Common Stock
Jovian Petroleum Corporation (12)	51,277,053	(13)	43.84%	218,000	55.80%	41,167,053	34.54%
Blue Sky New Mexico Inc (14)	7,968,750	(15)	7.46%	-	0.00%	7,968,750	6.69%

Series A Convertible Preferred Stock
Rick Wilber (17)	4,050,000	(16)	3.70%	55,000	14.08%	5,428,571	4.55%
* Less than 1%.
Unless otherwise stated, the address of each stockholder in c/o Petrolia Energy Corporation, 710 N Post Oak, Suite 512, Houston, Texas 77024.
Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Also under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.
(1) Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 106,854,886 shares of common stock issued and outstanding as of the Record Date.
(2) Except as otherwise indicated, all Series A Preferred Stock shares are owned directly and the percentage shown is based on 396,159 shares of Series A Preferred Stock issued and outstanding as of the Record Date. The Series A Preferred Stock (and accrued and unpaid dividends thereon) are convertible into shares of common stock of the Company on a 71.429-for-one basis. The Series A Preferred Stock includes a blocker prohibiting the conversion of the Series A Preferred Stock into common stock of the Company, if upon such conversion/exercise the holder thereof would beneficially own more than 4.999% of the Company’s then outstanding common stock, provided such limitation shall not apply in the event of an automatic conversion of the Series A Preferred Stock (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation also limits the voting rights of any holders of the Series A Preferred Stock, the effects of which have been reflected in the table above. The Beneficial Ownership Limitation may be waived by any holder with 61 days prior written notice to the Company.
(3) Except as otherwise indicated, all securities are owned directly and the percentage shown is based on 119,189,886 total voting shares as of the Record Date, including 106,854,886 shares voted by the common stock holders and 12,335,000 shares voted by the Series A Preferred Stock holders.
(4) Includes 6,596,172 shares of common stock held by Mr. Beasley directly. Includes ownership of the securities held by Jovian Petroleum Corporation, which securities Mr. Beasley is deemed to beneficially own due to his position as President and CEO of Jovian (see footnotes 12 and 13). Includes 100,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.12 per share and expire on August 5, 2018. Includes warrants to purchase 500,000 shares of Company common stock at an exercise price of $0.06 per share, which expire 36 months from their vesting date. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 13, 2019.  Includes warrants to purchase 500,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on May 23, 2020.

(5) Includes 4,262,048 shares of common stock held by Mr. Deputy. Includes 100,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.12 per share and expire on August 31, 2018. Includes 1,100,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.10 per share and expire on August 31, 2018. Includes 10,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.10 per share and expire on February 1, 2019. Includes 100,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.09 per share and expire on June 17, 2019. Includes 10,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.059 and expire on September 13, 2019. Includes 550,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.077 and expire on August 16, 2019. Includes 6,250 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.059 and expire on September 26, 2019. Includes 11,666 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 and expire on September 30, 2019. Includes 35,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.14 and expire on December 31, 2019. Includes 35,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.14 and expire on March 31, 2020. Includes 35,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.14 and expire on June 30, 2020. Includes 35,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 and expire on May 23, 2020.
(6) Includes 2,216,667 shares of common stock held by the Leo B. Womack Family Trust, which Mr. Womack is deemed to beneficially own (the “Trust”). Includes 166,667 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.75 per share and an expiration date of August 5, 2019, held by the Trust. Includes 300,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018, held by the Trust. Includes 1,000,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, and have a term of three years from their vesting date. Includes 1,000,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, and have a term of three years from their vesting date. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.10 per share, which expire on February 1, 2019. Includes warrants to purchase 20,000 shares of Company common stock at an exercise price of $0.09 per share, which expire on August 10, 2019. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 13, 2019. Includes warrants to purchase 1,000,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on May 23, 2020. Includes warrants to purchase 70,000 shares of Company common stock at an exercise price of $0.20 per share, which expire on May 23, 2020.
(7) Includes 3,270,000 shares of common stock held by Joel Oppenheim. Includes 500,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, vest on January 1, 2016, and have a term of three years from their vesting date. Includes 500,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, vest on January 1, 2017, and have a term of three years from their vesting date. Includes warrants to purchase 100,000 shares of Company common stock at an exercise price of $0.75 per share, which expire on August 5, 2019. Includes warrants to purchase 300,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on August 5, 2018. Includes warrants to purchase 200,000 shares of Company common stock at an exercise price of $0.10 per share, which expire on September 1, 2018. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.10 per share, which expire on February 1, 2019. Includes warrants to purchase 12,500 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 13, 2019. Includes warrants to purchase 6,250 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 13, 2019 Includes warrants to purchase 50,000 shares of Company common stock at an exercise price of $0.09 per share, which expire on June 20, 2019. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.09 per share, which expire on August 5, 2019. Includes warrants to purchase 50,000 shares of Company common stock at an exercise price of $0.09 per share, which expire on August 23, 2019. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 14, 2019.  Includes warrants to purchase 6,250 shares of Company common stock at an exercise price of $0.06 per share, which expire on September 30, 2019. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.09 per share, which expire on December 31, 2019. Includes warrants to purchase 500,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on May 23, 2020. Includes warrants to purchase 270,000 shares of Company common stock at an exercise price of $0.20 per share, which expire on May 23, 2020.
(8) Includes 1,800,000 shares of common stock held by Mr. Khan. Includes 800,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.10 per share and expire on August 31, 2018. Includes 40,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 per share and expire on December 31, 2018. Includes 40,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 per share and expire on March 31, 2019. Includes 40,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 per share and expire on June 30, 2019. Includes 40,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.20 per share and expire on September 30, 2019. Includes 40,000 shares of common stock issuable upon exercise of warrants, which have an exercise price of $0.14 per share and expire on December 31, 2019. Note that Mr. Khan has a 25% ownership interest in Jovian Petroleum Corporation.

(9) Includes 663,400 shares of common stock held by Mr. Lytton. Includes 500,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, and have a term of three years from their vesting date. Includes 500,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.06 per share, and have a term of three years from their vesting date. Includes warrants to purchase 33,400 shares of Company common stock at an exercise price of $0.75 per share, which expire on August 5, 2019. Includes warrants to purchase 300,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on August 5, 2018. Includes warrants to purchase 200,000 shares of Company common stock at an exercise price of $0.10 per share, which expire on September 1, 2018. Includes warrants to purchase 10,000 shares of Company common stock at an exercise price of $0.10 per share, which expire on February 1, 2019. Includes warrants to purchase 500,000 shares of Company common stock at an exercise price of $0.12 per share, which expire on May 23, 2020. Includes warrants to purchase 30,000 shares of Company common stock at an exercise price of $0.20 per share, which expire on May 23, 2020.
(10) Includes 1,450,000 shares of common stock held by Mr. Burns. Includes warrants to purchase 10,000 shares of common stock at an exercise price of $0.10 per share; warrants to purchase 50,000 shares of common stock at an exercise price of $0.12 per share, and warrants to purchase 160,000 shares of common stock at an exercise price of $0.14 per share.
(11) Includes 100,000 shares of common stock held by Mr. Nizami. Includes warrants to purchase 12,500 shares of common stock at an exercise price of $0.05 per share, which expire on June 30, 2019. Includes warrants to purchase 12,500 shares of common stock at an exercise price of $0.14 per share, which expire on September 30, 2019. Includes warrants to purchase 12,500 shares of common stock at an exercise price of $0.14 per share, which expire on December 30, 2019. Includes warrants to purchase 12,500 shares of common stock at an exercise price of $0.14 per share, which expire on March 31, 2020. Includes warrants to purchase 500,000 shares of common stock at an exercise price of $0.12 per share, which expire on May 23, 2020.
(12) Address: 710 N. Post Oak Rd., Suite 550, Houston, Texas 77024. Shares held by Jovian Petroleum Corporation are beneficially owned by Quinten Beasley, President and CEO.
(13) Includes 41,167,053 shares of common stock held by Jovian Petroleum Corporation. Includes 100,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018. Includes 10,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.10 per share and an expiration date of February 1, 2019. Includes 6,000,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.20 per share and an expiration date of August 23, 2010. Includes 4,000,000 shares of common stock issuable upon the exercise of warrants, which have an exercise price of $0.35 per share and an expiration date of August 23, 2020.
(14) Address: 320 Gold Avenue SW, Suite 1000, Albuquerque, New Mexico 87102. The shares held by Blue Sky NM, Inc. are beneficially owned by Fulucai Productions Ltd. and Mohammad Fazil, its CEO and President.
(15) Address: 10360 Kestrel Street, Plantation, Florida 33324.
(16) Includes 1,570,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company common stock at an exercise price of $0.80 per share, which expire on September 20, 2023 (570,000 warrants) and June 17, 2023 (1,000,000 warrants). Includes 500,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire December 31, 2021. Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire January 31, 2022. Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire February 31, 2022. Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire March 31, 2022. Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire April 30, 2022.  Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share which expire May 31, 2022. Includes 80,000 shares of common stock issuable upon exercise of warrants to purchase shares of Company stock at an exercise price of $0.15 per share, which expire June 30, 2022.
(17) Address: 10360 Kestrel Street, Plantation, Florida, 33324.

DISSENTER’S RIGHTS
Under Texas law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.
OTHER MATTERS
No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON
No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.
EXPENSE OF INFORMATION STATEMENT
The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Petrolia Energy Corporation, 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024 or by faxing a communication to (832) 941-0022.
WHERE YOU CAN FIND MORE INFORMATION
This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024.
We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:
Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: ______________, 2017	PETROLIA ENERGY CORPORATION

	By:	/s/ Leo Womack
Leo Womack, Chairman

Appendix A
PETROLIA ENERGY CORPORATION

AMENDED AND RESTATED
2015 STOCK INCENTIVE PLAN

ARTICLE I—PREAMBLE

1.1 This Amended and Restated 2015 Stock Incentive Plan of Petrolia Energy Corporation (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.
1.2 Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.
1.3 The Company’s board of directors adopted the Plan on September 24, 2015. The Plan shall be effective September 24, 2015 (the “Effective Date”), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.
1.4 The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).
1.5 Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II—DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:
2.1 “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
2.3 “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.
2.4 “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5 “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6 “Bylaws” shall mean the Bylaws of the Company as amended from time to time.
2.7 “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).
2.8 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.
2.9 “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.
2.10 “Common Stock” means the Company’s common stock.
2.11 “Company” means Petrolia Energy Corporation, a Texas corporation.
2.12. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.
2.13 “Director” means a member of the Board of Directors of the Company.
2.14 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
2.15 “Effective Date” shall be the date set forth in Section 1.3 of the Plan.
2.16 “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.
2.17 “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant
2.19 “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20 “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.
2.21 “Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:
(a)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.
(d)
The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.22 “Grant Date” means, as to any Award, the latest of:
(a)	the date on which the Board authorizes the grant of the Award; or
(b)
the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)	such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.23 “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
2.24 “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.
2.25 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.
2.26 “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.27 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.
2.28 “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.
2.29 “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.
2.30 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
2.31 “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.
2.32 “Performance Objectives” shall have the meaning set forth in Article IX of the Plan.
2.33 “Performance Period” shall have the meaning set forth in Article IX of the Plan.
2.34 “Performance Share” means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.
2.35 “Plan” means this Petrolia Energy Corporation Amended and Restated 2015 Stock Incentive Plan, as it may be amended from time to time.
2.36 “Reporting Person” means a person required to file reports under Section 16(a) of the Act.
2.37 “Restricted Stock” means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.
2.38 “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.
2.39 “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.40 “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.
2.41 “Stock Award” means an Award of shares of Common Stock under Article VIII of the Plan.
2.42 “Stock Option” means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.
2.43 “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.
2.44 “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1 The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.
3.2 The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)
If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)	The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.
(c)
In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3 Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.
3.4 Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 40,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)	For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.
(b)
If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)	The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5 Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.
3.6 The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)	any required approval of the Plan by the shareholders of the Company; and
(b)
the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7 The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.
3.8 Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.
3.9 The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.
3.10 No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11 The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.
3.12 Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV—INCENTIVE STOCK OPTIONS

4.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)	Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.
(b)
The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)
An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

	(i)	as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or
(ii)
as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)
The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(e)	No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.
(f)
The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2 Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.
4.3 The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.
4.4 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V—NONQUALIFIED STOCK OPTIONS

5.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)	Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.
(b)
The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)
A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2 The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI—INCIDENTS OF STOCK OPTIONS

6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2 Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.
 6.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.
6.4 The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
6.5 The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6 The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.
6.7 The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII—RESTRICTED STOCK

7.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.
7.2 The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;
(b)	the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);
(c)
the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)
whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)	whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and
(f)	whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3 Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.
7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.
7.6 Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.
7.7 Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII—STOCK AWARDS

8.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.
8.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.
8.3 Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX—PERFORMANCE SHARES

9.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.
9.2 The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;
(b)	the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;
(c)	the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and
(d)	the form of settlement of a Performance Share.
9.3 At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.
9.4 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.
9.5 Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.
9.6 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.
9.7 The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8 Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X—CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1 Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)
all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)	all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:
(i)
all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

	(ii)	the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;
(iii)
the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

	(iv)	upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.
(c)
all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3 After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI—AMENDMENT AND TERMINATION

11.1 Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

(a)	materially alter the group of persons eligible to participate in the Plan;
(b)	except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;
(c)
alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2 No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)	annul any Award if the Participant is terminated for cause as determined by the Board; and
(b)	convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.
11.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII—MISCELLANEOUS PROVISIONS

12.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.
12.2 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.
12.3 The terms of the Plan shall be binding upon the Company, its successors and assigns.
12.4 Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.
12.5 This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.
12.6 Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.
12.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.
12.8 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.
12.9 The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.
Adopted by the Board of Directors on September 24, 2015 and approved by the stockholders on April 14, 2016.
Amended by the stockholders of the Company on ______________, 2017.

Appendix B

Form 424 (Revised 05/11) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Certificate of Amendment	This space reserved for office use.

Entity Information
The name of the filing entity is:
Petrolia Energy Corporation
State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.
The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 0802485407

The date of formation of the entity is: 06/16/2016

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.
2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)
A. The registered agent is an organization (cannot be entity named above) by the name of:

OR
B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.
Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☑ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provisions and the full text of the provision as amended are as follows:

“Article 4 – Authorized Shares” of the Certificate of Formation shall be amended and restated as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is 401,000,000, consisting of 400,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of “blank check” preferred stock, par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

This amendment shall have no effect on any previously designated series of preferred stock.”

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C)
A. ☑ This document becomes effective when the document is filed by the secretary of state.
B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ________________
C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: _________________
The following event or fact will cause the document to take effect in the manner described below:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date	By:	/s/

Signature of authorized person

Printed or typed name of authorized person (see instructions)

Appendix C

Form 424 (Revised 05/11) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Certificate of Amendment	This space reserved for office use.

Entity Information
The name of the filing entity is:
Petrolia Energy Corporation
State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.
The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 0802485407

The date of formation of the entity is: 06/16/2016

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.
2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:
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Registered Agent
(Complete either A or B, but not both. Also complete C.)
A. The registered agent is an organization (cannot be entity named above) by the name of:

OR
B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.
Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☑ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provisions and the full text of the provision as amended are as follows:

“Article 4 – Authorized Shares” of the Certificate of Formation shall be amended and restated as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is 401,000,000, consisting of 400,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of “blank check” preferred stock par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.
C-2

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effectiveness of Filing” on this Certificate of Amendment to Certificate of Formation (or in the absence of such date, on the date such Amendment to the Certificate of Formation is filed with the Secretary of State of Texas)(the “Effective Time”), every [two to fifty], depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [two to fifty] , depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. [Additionally, any common stock shares held by any stockholder who in aggregate holds over 50, but less than 100 shares, after affecting the Reverse Stock Split, will be rounded up to an aggregate of 100 shares.] The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock or the par value thereof as set forth above in Section 4 or any previously designated series of preferred stock.”

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C)
A. ☑ This document becomes effective when the document is filed by the secretary of state.
B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ________________
C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: _________________
The following event or fact will cause the document to take effect in the manner described below:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date	By:	/s/

Signature of authorized person

Printed or typed name of authorized person (see instructions)

C-3